Supplemental Expense Information	12 Months Ended
Mar. 31, 2011
Supplemental Expense Information
Supplemental Expense Information

16. SUPPLEMENTAL EXPENSE INFORMATION

The following table presents the amounts of research and development expenses, advertising costs, shipping and handling costs, and depreciation included in cost of revenues and selling, general, and administrative expenses:

(¥ in millions)
For the years ended March 31:	2011	2010	2009
Research and development expenses	¥25,042	¥25,241	¥26,290
Advertising costs	7,178	7,658	9,721
Shipping and handling costs	37,836	36,497	49,172
Depreciation	26,517	28,903	30,467

Other operating expenses for the year ended March 31, 2011 included a loss resulting from the Great East Japan Earthquake of ¥2,544 million and a loss from a disposal of fixed assets of ¥844 million.

The recorded expenses for the disaster related losses from the Great East Japan Earthquake, which occurred on March 11, 2011 were estimated based on information currently available to the Company.

The Great East Japan Earthquake struck the east part of Japan and negatively impacted our operations. The parent company and some of domestic subsidiaries sustained damage to property and equipment, which brought certain plants to temporary shutdown. The main components of the disaster related losses were provision for credit losses, fixed costs during the shutdown, repair costs for damaged property and equipment and a special donation to the Japan Red Cross.

The repair costs which are expected to be incurred in the subsequent periods were not recorded as expenses for the year ended March 31, 2011. We do not expect the impact of the repair costs to be material to the consolidated financial statements in subsequent periods.

Other operating expenses for the year ended March 31, 2009 included a loss from impairment of fixed assets of ¥748 million.